The Alkaline Water Company Inc. (WTER)

November 2016

THE ALKALINE WATER CO™

OTCQB: WTER



8.8pH+
HIMALAYAN MINERALS
& ELECTROLYTES
Alkaline88
WATER
ALKALINE88
WATER

- The Leader in a consumer-driven market trend
- A uniquely valuable brand name
- Proprietary technology
- Strong multi-year sales gains

The Market Trend

THE ALKALINE WATER CO

U.S. bottled water sales totaled

$15 BILLION

in 2015—and projected to grow another 34.7% by 2020[1].

Here's why The Alkaline Water Company Inc. (WTER) is uniquely positioned in this industry…

Annual soda consumption is at a 30-year low and continues to decline

- Per capita carbonated beverage volume has plunged to the lowest it has been since 1986[3]
- Diet brands have been hardest hit as consumers recognize that "diet" does not mean healthy.
- U.S. bottled water sales up 6.4% in 2015…3 TIMES the growth of the U.S. economy!

"Soda sales are in free fall. Today's consumers are now looking for healthier beverage choices and the trend proves it



60
40
20
0
Soda
Water
2000
2017
38.6
Gallons
37.8
Gallons

Bottled water is poised to become the world's most consumed packaged drink in 2017![2]

1. http://store.mintel.com/bottledwater-us-january-2016
2. http://qz.com/178066/coca-colas-business-is-being-diluted-by-water/
3. http://www.nytimes.com/2015/10/04/upshot/soda-industry-struggles-as-consumer-tastes-change.html?_r=1

LEADING THE TREND

THE ALKALINE WATER CO

"Premium" waters have become the fastest growing segment in the bottled water sector

> "Driven by the healthy living lifestyle movement American consumers are rapidly shifting from sodas or ordinary bottled water to premium water brands

1. Consumers are coming to the knowledge that many bottled water brands are little more than municipal tap water and want a better alternative.
2. 53% of bottled water drinkers prefer PREMIUM brands.
3. "Premium" water sales are soaring, outpacing regular bottled water 3-to-1.

Nielsen Highlights as of 52 weeks ending 9.24.2016

In Southern California and Arizona
The #1 Alkaline water in both dollars and units leads both Essentia and Aqua Hydrate.

Southern California
Up 128.4 % over the same period vs. last year. Growth rate significantly outpacing competition.

In Southern California
The #16 brand in the entire water-bottled, still/non-carbonated category

ALKALINE WATER PHENOMENON

THE ALKALINE WATER CO™

In the fast-growing premium water sector, ALKALINE water is the tip of the spear

"Sales of 'alkaline' bottled water have taken off, fueled by reported health benefits, medical research and the endorsements of athletes and celebrities. It's a growing trend within a growing trend!

Among premium waters, ALKALINE WATERS are among the fastest growth segments—growing over 120% in PET packaging in 2015

Alkaline waters are expected to exceed $100 million in scan accounts in 2016.

This trend is driving nationwide penetration of The Alkaline Water Company Inc.'s flagship brand, Alkaline88...


Google Searches For Water
95
85
75
65
55
45
35
25
15
20-08-2011
20-02-2012
20-08-2012
20-02-2013
20-08-2013
20-02-2014
20-08-2014
20-02-2015
20-08-2015
20-02-2016
alkaline water
mineral water
smart water

Consumer interest in "alkaline" water is exploding

48% Google searches for "alkaline water" have grown an average of 48% year after year

Currently, alkaline water is the most popular specialty water searched on the Internet

OTCQB: WTER

PRODUCT LINE

Diverse product line sizing opens the door to nationwide retail placement in over 25,000 locations

> By providing more options for consumers, The Alkaline Water Company Inc. not only supports the growing demand for alkaline water but offers a variety of economical and healthy hydratior choices.



500 ML
700 ML
1000 ML
3Liter
1Gallon
8.8pH+
PURIFIED WATER ENHANCED WITH
HIMALAYAN MINERALS
& ELECTROLYTES
Alkaline88
WATER

NATIONWIDE BRAND PENETRATION

The Alkaline Water Company Inc.'s flagship brand Alkaline88® is available in over 25,000 retailers nationwide

> In less than 4 years Alkaline88 is in over half of the Top 75 Food Retailers and Wholesalers in the U.S.

Alkaline88® is currently available at over 25,000 retail locations in all 50 states with over 40,000 stores targeted by the end of FY 2017.

The Alkaline Water Company Inc.'s Alkaline88® is currently the #1 segment brand in the southwest United States and a leading growth brand nationwide.

DIRECT WAREHOUSE STRATEGY

- Build out Direct Warehouse by market area
- Build in Planning/Promotions/Display
- Grow organically in all existing Chains all sizes
- Continue to utilize Broker Network for direct sales and to assist DSD sales network
- Expand Northeast/Southeast to target shipping in February, 2017
- Continue to focus on top '75' chains with priorities on Publix, Wegmans, Kroger (more divisions), Ahold USA, Delhaize, Food Lion biggest division 1103 stores clakefern & Mejier's.
- Aggressive Promotional Calendars by chains with promotional guidelines


ALKALINE
WATER
ALKALINE
WATER
Yale

DSD SMALL BOTTLE STRATEGY

- EXPAND the DSD Wholesaler Network SoCal, South West
- Support selling Small Bottles (500 ml, 700 ml and 1 L)
  - Expand DSD to deliver small bottles to chains
- Why Small Bottle DSD?
  - Execute multiple distribution locations in store
  - DSD Merchandising Support – 2 to 3 times a week
  - Potential incremental displays
- DSD Beverage Distributors on a targeted basis with ads, display programs, and promotional programs.
- DSD Beverage will be competitive in pricing and support Chain specific programming
- Results will increase overall market share
- Consistent Merchandising support – Merchandisers daily, weekly
- Each Chain will have it's promotional calendar executed by DSD


ALKALINE88
MONSTER ENERGY
Snapple
1.39

Co-Packing FACILITIES

"The Alkaline Water Company Inc. has established key co-packing facilities throughout the United States to support its national expansion campaign."



ALKALINE WATER



ALKALINE88 WATER





CA Bottling
Sacramento, CA
UNIX
Los Angeles, CA
White water
Phoenix, AZ
C-Force
Navasota, TX
Nantze Springs
Arlington, GA
Grand Springs
Alton , VA
Creekside Springs
Salineville, OH
88
WASHINGTON
OREGON
CALIFORNIA
NEVADA
IDAHO
MONTANA
WYOMING
UTA H
COLARADO
ARIZONA
NEW MAXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
MINNESOTA
LOWA
MISSOURI
ARKANSAS
LOUISIANA
WISCONSIN
ILLINOIS
MICHIGAN
INDIANA
OHIO
KENTUCKY
TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA
SOUTH CAROLINA
NORTH CAROLINA
WEST VIRGINIA
PENNSYLVANIA
NEW YORK
VERMONT
MAINE
NEW HAMPSHIRE
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
MARYLAND

MORE EXPANSION & GROWTH

THE ALKALINE WATER CO

New points of distribution are continually being added

> "The Alkaline Water Company Inc. has steadily grown in sales while expanding retail locations across the United States"

The Alkaline Water Company Inc.'s Alkaline88 is sold at over **25,000** retailers nationwide in all 50 states—with **40,000** locations targeted by 2017!

Increased expansion activity into Albertson's regional division Market Street, **United Supermarkets** and **Amigos Stores** throughout North and West Texas

Significant boost in Midwest sales with **Sendik's Food Markets**.

Significant boost in distribution in the Southeast with **Ingles Markets**.

Added **Mission Beverage** to Southern California distribution team.

Products now available at **Southeastern Grocers**, LLC, the parent company of Winn-Dixie, BI-LO and Harvey's grocery stores—continues 7-state territory expansion

Products now available at **Denver Safeway locations**

Products now available at **Randall's Food Markets** across Houston and Austin

Products now available in all **Safeway stores** across Oregon

Single serving bottles now available through 1,200 **Unified Grocers** stores

ADVANCED PROPRIETARY TECHNOLOGY

THE ALKALINE WATER CO

Exclusive technology makes Alkaline88 a unique product

- The Alkaline Water Company Inc.'s proprietary technology produces alkaline water at an optimal 8.8 pH.
- This state-of-the-art Electrochemically Activated Water (ECA) system creates Alkaline88® without the use of any chemicals.
- This technology is fully scalable and transferable in the event of a buyout.
- The Alkaline Water Company Inc. has perfected that technology for consistent product quality at whatever volume of production is needed.
- New enhancements to the technology have doubled prior capacity.
- With this technology The Alkaline Water Company Inc. can now produce enough Alkaline88® to support up to $4 million a month in sales revenue.
- Additional capacity will be added by 1st quarter 2017 that will increase production capabilities by 50 percent

"The Alkaline Water Company Inc.'s advanced proprietary electrolysis process enhances its product with Himalayan salt and electrolytes, producing a high alkalinity water of 8.8-pH that cannot be duplicated


8.8pH+
PURIFIED WATER ENHANCED WITH HIMALAYAN MINERALS & ELECTROLYTES
Alkaline88
WATER
8.8pH+
PURIFIED WATER ENHANCED WITH HIMALAYAN MINERALS & ELECTROLYTES
Alkaline88
WATER

ADVANTAGES RECAP

THE ALKALINE WATER COMPANY Inc. (WTER)
The right company, in the right sector, growing at the right time!

"With the decline of soda, a growing health trend, and consumer demand in premium water—led by alkaline bottled water brands—no company is as uniquely positioned in the $15 BILLION bottled water market than The Alkaline Water Company Inc."

- Soda drink sales have plummeted for the last 11 years
- Consumers are seeking healthier options in bottled waters
- 53% Bottled water drinkers prefer PREMIUM brands
- Alkaline waters lead the premium brand sector
- The Alkaline Water Company Inc.'s Alkaline88® bottled water is the leading growth brand nationwide

COMPANY OVERVIEW

THE ALKALINE WATER CO™

THE ALKALINE WATER COMPANY INC.
A leading producer of premium bottled alkaline water

> With premium water sales outpace regular water 3-to-1, The Alkaline Water Company Inc.'s Brand ranks among the fastest growing premium bottled water brands, growing at rate of **121% per annum**.

The Alkaline Water Company Inc. (OTCQB: WTER) is a leading producer of premium bottled alkaline drinking water sold under the brand name Alkaline88® .



Revenue
($ in million)
Fiscal Year Ending March 31
0.6
3.7
7.1
14.0
FYE 2014
FYE 2015
FYE 2016
FYE 2017 Estimate*

The Company's proprietary electrolysis process enhances its product with trace minerals and electrolytes to produces a water high in alkalinity with an 8.8-pH balance.

- In Southern California, Alkaline88® posted the highest rate of unit sales growth topping 32 other bottled water brands.
- Alkaline88 sales are now #1 in its segment (alkaline water) and sit in the top five position in volume share growth.
- Sales revenue are on pace to hit $ 14.0 million for fiscal year 2017. For 2015 to 2016, sales posted 89% year-over-year growth.
- Compounded Growth since inception is projected to be 121% and Average Growth rate will be in excess of 237%.
- Current production capacity is $48 million annually expanding to $72 million by 1st quarter 2107.

COMPANY OVERVIEW

The Company continues to experience exceptional growth. Over the last 8 quarters (24 months) the companies sales have grown over 350 %. The compounded quarterly growth is 19.63% .



Last 24 Months Quarterly Sales
$3,200,000
$2,800,000
$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
Oct14 - Dec14
Jan15 - Mar15
Apr15 - Jun15
Jul15 - Sep15
Oct15 - Dec15
Jan16 - Mar16
Apr16 - Mar16
Jul16 - Sep16

RECENT BENCHMARKS OF GROWTH

THE ALKALINE WATER CO

Proof the Company continues to show expansion and growth

Recent Nielsen data measured global consumer trends and habits in over 100 countries worldwide over a 52-week period ending September 24, 2016. This is what they found...

Alkaline88® ranks #1 as the top-selling alkaline water brands in Southern California for over **18 months**

Sales growth of **277%** in Northern California

Alkaline88® is the **#16 brand** in the ENTIRE bottled water, still/non-carbonated category

More than **1.3 million** bottles of Alkaline88® were sold amounting to $4 million in sales

With **128.4%** YOY growth, Alkaline88® is the fastest-growing Top-30 brand in the market

Alkaline88®'s per unit market **DOUBLED** from the previous year

TOTAL SALES TOP 3 MARKETS

THE ALKALINE WATER CO

Recent Nielsen data measured global consumer trends and habits in over 100 countries worldwide over a 52-week period ending September 24, 2016. This is what they found...



Revenue Growth YOY $
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,641,382
$5,238,605
$2,597,223
PRIOR YEAR
LAST 52 WEEKS
REVENUE GROWTH YOY
Alkaline 88
Essentia
Aqua Hydrate



Revenue Growth YOY %
120%
100%
80%
60%
40%
20%
0%
98.32%
69.08%
26.13%
Alkaline 88
Essentia
Aqua Hydrate

PROJECTED GOALS & OBJECTIVES

THE ALKALINE WATER CO

$14.0M

in projected revenue ending FY 2017

> The Alkaline88® brand has averaged triple digit annual sales growth over the last three years and on target for more than doubling its sales into 2017.

Cash Flow neutral by fiscal Q4 ending March 31, 2017 with Management expecting results to turn cash flow positive in FY 2018.

For 2015 to 2016, sales posted 89% year-over-year growth.

Sales revenue were over $7 million for fiscal year 2016.

$14.0 million projected revenue fiscal year 2017.

Projected over 100% year-over-year sales increase while operating at just 25% of its current production capacity.

THE POWER OF THE BRAND

THE ALKALINE WATER CO

Trademark possession of the word "Alkaline"


8.8pH
PURIFIED WATER ENHANCED WITH
HIMALAYAN MINERALS
& ELECTROLYTES FOR TASTE
ALKALINE
WATER
Alkaline88
1 GALLON (128 oz) 3.78LITER

"The Alkaline Water Company Inc. and its flagship brand, Alkaline88®, have literally locked up an entire sector in its trademark use of the word 'alkaline.' **No other brand can use it!**"


8.8pH
Alkaline88
WATER

Coke's $4.1 billion buyout of VitaminWater included trademark possession of the word "vitamin" to maximize positioning of the brand within the vitamin water sector.

Trademark possession of a word means no competitor has a right to the use of the word to brand its products.

The Alkaline Water Company Inc. and Alkaline88 have added-value within the sector by virtue of their trademark use of the word "alkaline."

With "alkaline" water dominating the premium water sector, The Alkaline Water Company Inc. and its product, Alkaline88, is well positioned for a brand-driven acquisition.

ADVANTAGES & OPPORTUNITIES

THE ALKALINE WATER CO

The Company is engaged in a forward-looking plan

> "In the areas of marketing, sales,
> financing and production The Alkaline Water Company has plans in place for continued success.

- The **Alkaline Water Company Inc.** is the **ONLY** U.S. company legally allowed to use the word "**alkaline**" in its brand name—a key competitive advantage within the category.
- A March 2016 financing of **$2.97** million has enabled The Alkaline Water Company Inc. to expand capacity and accelerate growth, with first two quarter revenue up over 84% from prior year.
- The Company continues to focus on **distributing and marketing** the retail sale of its cost-effective packaged Alkaline88 products and is currently engaged in a national mass-market expansion program.
- Alkaline 88 has already achieved a commanding position as the **#1 selling** alkaline water in Southern California, and Arizona according to Nielsen.
- The Company's current production capacity well exceeds its mid-term volume projections. Should demand exceed projections, The Alkaline Water Company Inc. is ready to meet that demand with little or no shortfall in **product supply**.

ACQUISITION CASE STUDY

THE ALKALINE WATER CO™

BIG SODA is catching up to the premium water trend

> With 11 straight years of soda sales in DECLINE, major soda brands are scrambling to reclaim their lost market share through Acquisition.

"[We will] aggressively increase the value of our portfolio... ACQUIRE OR DEVELOP SCALABLE, INNOVATIVE PREMIUM BRANDS [and] bring innovations to market faster.

Coca-Cola Company "Vision for 2020"

Coca-Cola"

"[We have] been future-proofing our product portfolio, reshaping it to capitalize on consumers' increasing interest in health and wellness..."

PepsiCo CEO, Indra Nooyi

PEPSICO"

Coke and Pepsi currently DO NOT own an "alkaline" water brand in this fast-growing segment!

BIG SODA

The Alkaline Water Company Inc. would be well-positioned for a buy-out by Big Soda. Recent "alkaline" water acquisitions by private equity include...

- Castanea Partners investment in Essentia Water in September of 2014.
- The Yucaipa Companies (founded by billionaire Ronald Burkle, along with celebrities Mark Walberg and Sean Combs) investment in AquaHydrate and maintains majority ownership.

Acquisition	Acquirer	Price ($M)	Multiple	Completed
SoBe	Pepsi	$370	1.6x	2000
Izze	Pepsi	NA	NA	2006
Fuze	Coca Cola	$225-$250	2.5x	2007
Vitamin Water	Coca Cola	$4,200	11.7x	2007
Talking Rain	Asahi	$400	1.0x	2015
Voss Water (50% stake)	Reignwood Group	$105	2.7x	2016

The Alkaline Water Company Inc.'s unique advantage in the Power of its Brand...

BENEFIT SUMMARY

THE ALKALINE WATER CO

The Alkaline Water Company Inc.'s 8 Key Advantages

1

THE CONSUMER TREND

The 11-year decline in soda sales and the growing trend for healthier choices is driving consumer demand for premium water—with "alkaline" waters leading the trend.

2

THE BUSINESS TREND

To combat declining sales, BIG SODA is actively acquiring premium water brands to recover its lost market share—with alkaline brands an attractive target.

3

FIRM MARKET POSITIONING

The Alkaline88 brand has established a leading position in the soaring consumer-driven market trend to alkaline water. The brand is currently the #1 segment brand in the southwest United States and a leading growth brand nationwide.

4

THE POWER OF THE BRAND

Alkaline88 is the only brand in the premium alkaline water market that can use the word "alkaline" in its name.

5

PROPRIETARY TECHNOLOGY

Alkaline88 water can only be produced with The Alkaline Water Company Inc.'s exclusive ECA technology for an optimal 8.8 pH balance.

6

EXPANDING DISTRIBUTION NETWORK

Alkaline88 is available in over 25,000 top-tiered grocery retailers across all 50 states.

7

STRONG MULTI-YEAR SALES GAINS

The Alkaline88 brand has averaged triple-digit annual sales growth over the last three years resulting in $7 million in revenue for FY 2016, an increase of 89% as compared to FY 2015.

8

PREPARED FOR OUTSIZED GROWTH

The Company's current production capacity well exceeds its mid-term volume projections. Should demand exceed projections, The Alkaline Water Company Inc. is ready to meet that demand with little or no shortfall in product supply.

Contact The Alkaline Water Company Inc. for more information...

CAP TABLE

THE ALKALINE WATER CO

Stock Symbol: WTER (OTCQB)					
Price **$1.28** (11/23/2016)	52 Week Range **$0.04-$2.23**	Avg. Daily Volume (90 day) **15,971**	Shares Outstanding **15.97M**	Market Cap **$20.4M**	Float **14.1**

MANAGEMENT TEAM

A team of finance, beverage and retail grocery professionals with a record of success

Ricky Wright
Co-Founder, Vice President & COO

Mr. Wright is a founder of The Alkaline Water Company Inc. and responsible for its fast and massive growth. He is a former Regional Director of Tax and Financial Planning with one of the "Big Four" accounting firms. He brings over 38 years of experience as a CFO, CPA, and entrepreneur. Mr. Wright has extensive knowledge of finance, with a strong emphasis on closely held companies, M&A, transaction planning and international operations and has participated in over 100 mergers and acquisitions. He is a Magnum Cum Laude graduate of Mount Union University in Alliance, OH, with graduate-level MBA courses at Case Western Reserve College in Cleveland, OH.

Frank Chessman
National Sales Manager

Mr. Chessman is a graduate of the University of Southern California's Marshall School of Business, and spent 25 years with Ralph's Grocery, Kroger's largest division. He is a former COO at Nationwide Beverage Bottling Corp. At Ralph's, Frank was VP of Advertising & Marketing and went on to spend 14 years at Simon Marketing at EVP. He has over 10 years of beverage manufacturing experience. He is also the former EVP and General Manager of Aspen Marketing. Mr. Chessman also completed a graduate program at the Anderson School of Management at UCLA.

Nick Gagliardi Jr
National Director of DSD

Mr. Gagliardi has extensive experience in the beverage industry. He is the President of Great Artisan Beverage and was the former CEO of Sabemos Holdings, LLC. Previously he served as COO at Hansen Beverage Company and oversaw Monster Energy. He also worked at Liquid Investments, Mesa Distributing as well as has held positions at Lablatt USA and Colgate Palmolive Canada. Mr. Gagliardi earned a BA in Hotel and Restaurant Administration from Washington State University. He also completed the Food Industry Management Program at USC in Los Angeles.


8.8 pH
for Optimum Body Balance
ENHANCED WITH 84 MINERALS & ELECTROLYTES
ALKALINE
WATER

CONTACT

Available to answer your questions

Alkaline88® Headquarters
7730 E. Greenway Rd. Ste #203
Scottsdale, AZ 85260
(480) 656-2423
E-Mail: Info@alkaline88.com

Media and Investor Relations
Robert Haag
IRTH Communications
Managing Director
Tell: 866-976-4754
E-Mail: wter@irthcommunications.com

NOTICE REGARDING
FORWARD-LOOKING STATEMENTS AND HEALTH CLAIMS

THE ALKALINE WATER CO

This presentation contains "forward-looking statements." Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, The Alkaline Water Company Inc.'s (the "Company") statements regarding the Company's target of over 40,000 stores by the end of FY 2017; the Company's strategy to expand Northeast/Southeast to target shipping in February, 2017; the Company's strategy to expand the DSD Wholesaler Network SoCal, South West and expand DSD to deliver small bottles to chains; the Company's expectation and DSD Beverages will be competitive in pricing and support Chain specific programming and results will increase overall market share; the Company's statements that the Company can now produce enough Alkaline 88 to support up to $4 million a month in sales revenue and additional capacity will be added by 1st quarter 2017 that will increase production capabilities by 50 percent; the Company's estimated revenue of 14.0 million for FYE 2017 and the Company's statements that sales revenue are on pace to hit $14.0 million for fiscal year 2017 and compounded growth rate is projected to be 121% and average growth rate will be in excess of 237%; the Company's expectation that the Company's annual production capacity will expand to $72 million by 1st quarter 2017; the Company's statement that the Alkaline 88 brand is on target for more than doubling its sales into 2017; the Company's statement that cash flow neutral by fiscal Q4 ending March 31, 2017 with Management expecting results to turn cash flow positive in FY 2018; the Company's projection of over 100% year-over-year sales increase while operating at just 25% of its current production capacity; the Company's statement that the Company would be well-positioned for a buy-out by Big Soda; and the Company's statement that its current production capacity well exceeds its mid-term volume projections and the Company is ready to meet that demand with little or no shortfall in product supply.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that there will be continued expansion of direct store distributor sales; that there will be increased production capacity through implementation of new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company's products; that there will be an expansion into new national and regional grocery retailers; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water; additional competitors selling alkaline water bulk containers reducing the Company's sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; that fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply chain interruption due to factors beyond the Company's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company's ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents we file with the SEC, available at www.sec.gov. The Company has not conducted any clinical studies regarding the health benefits of alkaline water and accordingly make no claims as to the benefits of alkaline water.

BRAND MESSAGING & SOCIAL MEDIA

Nationwide outreach strategies to spread brand awareness

> Using traditional and digital strategies, The Alkaline Water Company Inc. is creating nationwide awareness of the hydration and alkalinity benefits of Alkalin88.

The Company's nationwide public relations and advertising campaigns feature actress, model and healthy lifestyle enthusiast Brande Roderick—Alkaline88's Brand Ambassador

In tandem with traditional brand outreach strategies, the Company employs social media programs specific to driving business through Facebook, Twitter and Instagram.

facebook. twitter Instagram

THE ALKALINE WATER CO


STARSKY & HUTCH
BAYWATCH
THE CELEBRITY APPRENTICE

Brande Roderick